================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          COMMERCIAL BANCSHARES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                          COMMERCIAL BANCSHARES, INC.
                           118 SOUTH SANDUSKY AVENUE
                           UPPER SANDUSKY, OHIO 43351

                                PROXY STATEMENT
                              Dated March 13, 1997
                       For Annual Meeting of Shareholders
                      to be Held Wednesday, April 9, 1997

     This Proxy Statement is furnished by the Board of Directors and management of Commercial Bancshares, Inc. (the "Corporation") in connection with the solicitation of proxies to be voted at the Corporation's 1997 Annual Meeting of Shareholders (the "Meeting"), which will be held at 4:30 p.m. on Wednesday, April 9, 1997 at the main office of The Commercial Savings Bank (the "Bank"), located at 118 South Sandusky Avenue, Upper Sandusky, Ohio, 43351.

     Any proxy delivered pursuant to this solicitation may be revoked, at the option of the person executing the proxy, at any time before it is exercised by delivering a signed revocation to the Corporation, by submitting a later-dated proxy, or by attending the Meeting in person and casting a ballot. If proxies are signed and returned without voting instructions, the shares represented by the proxies will be voted as recommended by the Board of Directors.

     The cost of soliciting proxies will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone by regular employees of the Corporation. The Corporation does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expense in sending proxy materials to their principals and obtaining their proxies. The approximate date on which this Proxy Statement and enclosed form of proxy has been first mailed to shareholders is March 13, 1997.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The close of business on March 3, 1997 has been designated as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. As of that date, 347,152 shares of the Corporations's Common Stock, par value $12.50 per share, were issued and outstanding. Each shareholder will be entitled to one vote for each share of Common Stock registered in his or her name on the books of the Corporation at the close of business on March 3, 1997 on all matters that come before the Meeting.

     To the knowledge of the Corporation's management (the "Management"), the following is a schedule of shareholders of the Corporation owning beneficially, directly or indirectly, five percent (5%) or more of the Corporation's Common Stock as of January 31, 1997:

--------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF                        TITLE OF                  BENEFICIAL OWNERSHIP
  BENEFICIAL OWNER                           CLASS                      OF COMMON STOCK            PERCENT OF CLASS
--------------------------------------------------------------------------------------------------------------------
Myers Properties Limited
Partnership                               Common Stock
605 Los Corales Circle                  $12.50 Par Value                   20,572 (1)                      5.9%
Green Valley, AZ 85614
--------------------------------------------------------------------------------------------------------------------

(1) The general partners of Myers Properties Limited Partnership are Barbara K. Emerson, 30062 Morningside Drive, Perrysburg, Ohio 43551 and Marsha S. McClain, 872 Arrowhead Drive, Bucyrus, Ohio 44820. Barbara K. Emerson is the spouse of Edwin G. Emerson, a director of the Corporation.

                             ELECTION OF DIRECTORS

     The Corporation's Articles of Incorporation provide for a classified Board of Directors. The Code of Regulations of the Corporation provides that the Board of Directors shall consist of not less than nine (9) nor more than fifteen (15) members who must be shareholders of the Corporation, with the number of Directors within such range fixed or changed by the shareholders at a meeting for the election of Directors. The number of Directors has previously been fixed at twelve (12), and no change in such number is proposed this year.

     The Board of Directors proposes the election of four directors at the 1997 Annual Meeting of Shareholders to serve as Class III Directors. The nominees for Class III Directors, if elected, will each serve a three-year term expiring at the 2000 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

     Shareholders may vote for up to four (4) nominees, and, if a quorum is present, the four nominees receiving the highest number of votes shall be elected as Directors. The Shareholders present in person or by proxy shall constitute a quorum. Shareholders may not vote cumulatively in the election of Directors. Votes withheld in respect to the election of Directors will not be counted in determining the election of Directors. At the Meeting, the results of shareholder voting will be tabulated by the inspector(s) of elections appointed for the Meeting. Under Ohio law and the Corporations's Articles of Incorporation and Code of Regulations, properly executed proxies that are marked "abstain" or held in "street name" by brokers and are not voted on one or more particular items (if otherwise voted on at least one item) will be counted for purposes of determining whether a quorum has been achieved at the Meeting.

     James A. Deer, Raymond E. Graves, Hazel Franks, and Richard Sheaffer are currently Class III Directors of the Corporation and are being nominated by the Board of Directors for reelection as Class III Directors.

     The following tables set forth the slate of four (4) nominees proposed for election as Class III Directors and each continuing Director of the Corporation together with their respective ages, occupations, and amount and nature of beneficial ownership of shares of Common Stock as of January 31, 1997. Proxies received in response to this solicitation will be voted, unless authority is withheld, in favor of the election of the four nominees. Each nominee contributes to the breadth of business experience represented on the Board of Directors and has a longstanding record of service to the Corporation and the Bank. In the event any of the nominees should be unable to serve, which is not anticipated, the proxy committee, which consists of Directors Loren Dillon, Hazel Franks and William Gillen, will vote for such other person or persons for the office of Director as the Board of Directors may recommend.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE FOR THE ELECTION OF SUCH NOMINEES AS CLASS III DIRECTORS OF THE CORPORATION.

                              CLASS III DIRECTORS
                             (TERMS EXPIRE IN 2000)

--------------------------------------------------------------------------------------------------------------------
    Name                           Principal Occupation          Director       Beneficial Ownership       Percent
 of Director              Age      During Past Five Years        Since (1)      of Common Stock (2)        of Class
--------------------------------------------------------------------------------------------------------------------
James A. Deer             43       Secretary/Treasurer of            1996(3)          752 (4)                 .2%
                                   Commercial Bancshares,
                                   Inc. and Executive Vice-
                                   President of The
                                   Commercial Savings Bank
--------------------------------------------------------------------------------------------------------------------
Hazel Franks              76       Retired trucking firm             1985           3,717                   1.07%
                                   owner, Upper Sandusky,
                                   Ohio.
--------------------------------------------------------------------------------------------------------------------
Raymond E. Graves         44       President and CEO,                1986             756 (5)                 .2%
                                   Commercial Bancshares,
                                   Inc. and The Commercial
                                   Savings Bank, Upper
                                   Sandusky, Ohio.
--------------------------------------------------------------------------------------------------------------------
Richard Sheaffer          54       President, R.A. Sheaffer,         1976           1,049 (6)                 .3%
                                   Inc. (a family farming
                                   corporation).
--------------------------------------------------------------------------------------------------------------------

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Corporation since such date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of January 31, 1997.
(3) Due to the death of Director Dr. John H. Bremyer on January 10, 1996, a vacancy was created in the Class III Director classification. Pursuant to the Corporation's Code of Regulations, this vacancy was filled by the Board of Directors acting by a majority of the Directors then in office. Mr. James A. Deer was chosen to fill Dr. Bremyer's unexpired term.
(4) Includes 497 shares for which Mr. Deer has shared voting and investment power.

(5) Includes 489 shares for which Mr. Graves has shared voting and investment power.
(6) Includes 791 shares for which Mr. Sheaffer has shared voting and investment power.

                               CLASS I DIRECTORS
                             (TERMS EXPIRE IN 1998)

---------------------------------------------------------------------------------------------------------------------
  Name of                          Principal Occupation        Director       Beneficial Ownership       Percent
  Director                Age      During Last Five Years       Since (1)       of Common Stock (2)      of Class
---------------------------------------------------------------------------------------------------------------------
B. E. Beaston             64       Retired, formerly                1990             2,631 (3)                 .8%
                                   President and General
                                   Manager, Walton Agri-
                                   Service, Inc., Upper
                                   Sandusky, Ohio.
---------------------------------------------------------------------------------------------------------------------
Edwin G. Emerson          58       Attorney, Partner with           1985             1,200 (4)                 .3%
                                   Shumaker, Loop &
                                   Kendrick, LLP
                                   Toledo, Ohio.
---------------------------------------------------------------------------------------------------------------------
Michael A. Mastro         40       President of TLM                 1995                86 (5)                .02%
                                   Management, Inc.,
                                   Marion, Ohio (a restaurant
                                   management company).
---------------------------------------------------------------------------------------------------------------------
Douglas C. Smith          54       President of the boat            1985             5,866 (6)                1.7%
                                   manufacturing firm of Baja
                                   Marine Corporation,
                                   Bucyrus, Ohio.
---------------------------------------------------------------------------------------------------------------------

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Corporation since such date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of January 31, 1997.
(3) Includes 468 shares for which Mr. Beaston has shared voting and investment power.
(4) Includes 1,123 shares for which Mr. Emerson has shared voting and investment power. Mr. Emerson's spouse, Barbara K. Emerson, is a general partner of Myers Properties Limited Partnership (the "Partnership") which owns 20,572 shares of Common Stock of the Corporation. Mr. Emerson disclaims beneficial ownership of the Partnership shares.
(5) Includes 24 shares for which Mr. Mastro has shared voting and investment power.
(6) Includes 4,600 shares for which Mr. Smith has shared voting and investment power.

                               CLASS II DIRECTORS
                     (NOMINEES FOR TERMS EXPIRING IN 1999)

--------------------------------------------------------------------------------------------------------------------
Name of                                                                         Beneficial
Director                           Principal Occupation          Director       Ownership of               Percent
Nominee                   Age      During Last Five Years        Since (1)      Common Stock (2)           of Class
--------------------------------------------------------------------------------------------------------------------
Daniel Berg               42       Ohio Unit Business                1990              465 (3)                .1%
                                   Leader, Tower
                                   Automotive, Upper
                                   Sandusky/Bluffton, Ohio.
                                   (manufacturer of
                                   automotive products)
--------------------------------------------------------------------------------------------------------------------
Loren Dillon              63       President and General             1990              358 (4)                .1%
                                   Manager, Crow Motor
                                   Sales, Inc., Upper
                                   Sandusky, Ohio.
--------------------------------------------------------------------------------------------------------------------
Mark Dillon               43       President, Fairborn               1990            1,210                    .3%
                                   U.S.A., Upper Sandusky,
                                   Ohio (manufacturer of
                                   loading dock enclosures)
--------------------------------------------------------------------------------------------------------------------
William T. Gillen         69       President of Bill Gillen          1985            1,708 (5)                .5%
                                   Realty, Inc.
--------------------------------------------------------------------------------------------------------------------

(1) Directorships were with the Bank alone until April 13, 1995 and with the Bank and the Corporation since such date.
(2) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of January 31, 1997.
(3) Includes 3 shares for which Mr. Berg has shared voting and investment power.
(4) Includes 38 shares for which Mr. Loren Dillon has shared voting and investment power.
(5) Includes 892 shares for which Mr. Gillen has shared voting and investment power.

                           CUMULATIVE SHARE OWNERSHIP

------------------------------------------------------------------------------------------------------------------------
     Name of                             Principal Occupation        Director       Beneficial Ownership       Percent
     Director                Age         During Last Five Years         Since         of Common Stock (1)      of Class
------------------------------------------------------------------------------------------------------------------------
All Directors and            --                     --                    --                  19,583            5.6%
Executive Officers as
a Group (18 persons)
(2)
------------------------------------------------------------------------------------------------------------------------

(1) All shares are held of record with sole voting and investment power unless otherwise indicated. Beneficial ownership numbers are as of January 31, 1997.
(2) Includes all executive officers of the Corporation and all executive officers of the Bank.

     No family relationships exist between the Corporation's Directors, nominees and executive officers except that Mark Dillon and Loren Dillon, current Directors, are second cousins. There are no arrangements or understandings between any Director or nominee and any other person concerning service or nomination as a Director.

     Rules and regulations promulgated under the Securities Act of 1933 (the "Securities Act"), as amended, and the Securities and Exchange Act of 1934 (the "Exchange Act"), as amended, require that a Director disclose information concerning certain legal proceedings that have occurred during the last five
(5) years. In 1994, Director Douglas C. Smith was the Chief Executive Officer and a Director of Baja Boats, Inc. ("Baja"), an Ohio corporation that manufactures recreational power boats. On February 2, 1994, Baja filed for reorganization and protection from creditors under Chapter 11 of the Bankruptcy Code. Baja has no outstanding loans with the Bank.

     The Board of Directors met twelve (12) times during 1996. Each Director attended at least seventy-five percent (75%) of the total number of Board meetings and meetings held by committees of the Board on which each served. The Board has a standing Audit Committee and a Compensation Committee. The Corporation's Audit Committee, which consisted of Chairman William T. Gillen, Hazel Franks, Richard Sheaffer and recording secretary, Philip Kinley, met eleven (11) times during 1996. The Audit Committee's primary responsibility is overseeing the activities of the Corporation's internal and external auditors. The Compensation Committee, which consisted of Chairman Richard Sheaffer, Edwin Emerson, Douglas Smith, and Raymond Graves met three (3) times during 1996. The function of the Compensation Committee is to review Executive Management's past performance and thereby formulate salary recommendations of Executive Management for the ensuing year for the consideration of the full Board of Directors. The Board of Directors does not have a standing nominating committee, nor a committee performing a similar function.

     During 1996, the Directors of the Bank received Director's fees at the rate of $400 per Board meeting attended and $200 per committee meeting attended. Directors who are also officers of the Corporation or the Bank do not receive compensation for attendance at any committee meetings.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Exchange Act rules and regulations require directors, officers, and beneficial owners of more than 10% of the Corporation's Common Stock to report, in a timely manner, transactions involving the sale or purchase of the Corporation's Common Stock. Transactions by such persons are filed on Securities and Exchange Commission (the "Commission") Forms 4 and 5. These rules also require the disclosure of each such person who failed to file a report in a timely manner during the most recent fiscal year or prior year.

     Douglas Smith filed one (1) late report on a Form 5 Annual Statement on February 7, 1997, to report a single acquisition transaction. A Form 4 Report reflecting this transaction was due May 10, 1996.

                PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION

     Article 4 of the Amended Articles of Incorporation of the Corporation authorizes it to issue and have outstanding 1,000,000 shares of Common Stock with a par value of $12.50 per share. The Board and Management propose to amend
Article 4 to authorize an additional 3,000,000 shares of Common Stock, thereby increasing the number of authorized shares of Common stock from 1,000,000 to 4,000,000, and to eliminate par value for all issued shares and for all shares now or hereafter authorized. The Board believes that the approval of the proposal will be beneficial to the Corporation and its shareholders. Copies of the Corporation's current and proposed Articles of Incorporation are attached hereto as Appendix I.

Reasons for additional authorized shares

     Some of the advantages of increasing the number of authorized shares are as follows: The authorized shares would enable the Corporation to declare and issue larger stock splits in the future. The Board believes that a stock split would be advantageous to shareholders by making the stock more available and thereby improving its marketability. The authority of the Board to issue such additional shares or grant options for the purchase of such additional shares could also be used by the Board to resist a takeover attempt that the Board deems to be contrary to the best interests of the Corporation and its shareholders. To Management's knowledge, no other party is currently threatening a takeover of the Corporation. The additional shares could be used to facilitate the acquisition of another bank by the Corporation, although no acquisitions are currently planned. Furthermore, the additional shares could be used for a public offering which would provide a source of additional capital for the Corporation. The Board has had discussion from time to time regarding the possibility of a stock split or the issuance of additional shares of Common Stock. However, at present, neither action has been approved by the Board. Further shareholder authorization for the issuance of the shares to be authorized will not be solicited prior to the issuance of the shares.

Par value and stated capital

     Part of the proposal is the elimination of par value for all shares, including those currently issued and outstanding. Section 1701.69 of the Ohio Revised Code provides that a corporation's articles of incorporation may be amended to increase or decrease par value of issued or unissued shares with par value. In the case of stock, par value is the value as stated in a corporation's articles of incorporation and on the face of the physical certificate evidencing such stock. It is an arbitrary dollar amount assigned by a corporation to its stock and is of little significance so far as the market value of the stock is concerned. The Corporation's stock currently has a stated par value of $12.50. While par value does not have significance in terms of the market value of the Corporation's stock, Ohio law contains a significant limitation relating to par value. Section 1701.18 of the Ohio Revised Code provides that shares with par value shall not be issued or disposed of if as a result thereof, the aggregate liabilities of the corporation plus its stated capital would exceed its aggregate assets. Further, Section 1701.30 provides that the stated capital of each outstanding share with par value shall be not less than its par value. Stated capital includes the sum of the par value of all shares issued, and is one component of the Total Shareholder's Equity shown on the Corporation's Balance Sheet. With par value at its current $12.50 per share, the Corporation would be unable to issue the full number of shares which are proposed to be authorized without exceeding the limitation as set forth in
Section 1701.18. Therefore, the advantages of authorizing additional shares would be greatly diminished without the elimination of par value.

     Section 1701.31 of the Ohio Revised Code provides that stated capital may be reduced or eliminated in a manner not inconsistent with Ohio corporation law. A result of the approval of the proposal will be the elimination of stated capital. This will be reflected on the Corporation's balance sheet by the elimination of the Stated Capital account and a corresponding increase in the Corporation's Paid in Capital account. This restatement of the Corporation's capital accounts will be made to properly reflect the elimination of par value of the Corporation's stock on the Corporation's Balance Sheet. Therefore, Total Shareholder's Equity as shown on the Corporation's Balance Sheet will be unchanged. The balance of the Stated capital account as shown on the Corporation's December 31, 1996 Balance Sheet is $4,339,400.00. The balance of the Paid in Capital account as shown on the Corporation's December 31, 1996 Balance Sheet is $3,476,113.00. Upon the elimination of Stated Capital, the restated Paid in Capital account will have a balance of $7,815,513.00. It is intended by Management that this restatement would be effective no later than June 30, 1997, the end of the Corporation's second quarter. The elimination of par value and restatement of capital accounts should have no effect on any shareholder rights currently provided for in the Corporation's Amended Articles of Incorporation or Code of Regulations.

Preemptive rights

     A stockholder having preemptive rights has the right, in the event additional shares of common stock are sold in certain types of transactions, to subscribe for such additional shares in proportion to the number of shares then owned by the stockholder. In effect, this allows a stockholder to maintain a proportionate share of ownership in a corporation by purchasing a proportionate share of new stock issues. Article 5 of the Corporation's Amended Articles of Incorporation provides that no holders of shares of the Corporation have any preemptive rights to subscribe for or to purchase any shares of the Corporation of any class whether now or hereafter authorized. Therefore, no shareholder shall have preemptive rights for the shares proposed to be authorized.

Summary

     In summary, the additional authorized shares should improve the marketability of the Corporation's Common Stock, provide additional resistance to takeover attempts, provide an additional source of capital, and make more stock available for future stock splits and public offerings. The elimination of par value and stated capital will enable the Corporation to fully realize the advantages of authorizing the additional shares.

     Approval of the Proposal will require the affirmative vote of holders of record of shares entitling them to exercise a majority of the voting power of the Corporation.

     THE BOARD OF DIRECTORS OF THE CORPORATION HAS VOTED UNANIMOUSLY IN FAVOR OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION AND UNANIMOUSLY RECOMMENDS APPROVAL AND ADOPTION OF SUCH PROPOSAL BY THE CORPORATION'S SHAREHOLDERS.

                         THE STOCK OPTION PLAN PROPOSAL

     At the Meeting, the Corporation's shareholders will be asked to approve the adoption of an Incentive Stock Option Plan (the "Plan"). The Board of Directors of the Corporation realizes the value and necessity of maintaining the strongest possible management team for the Corporation and the Bank. Toward this end, the Board of Directors is proposing the adoption of an Incentive Stock Option Plan. A copy of the written plan is included as Appendix II to this Proxy Statement. The Board of Directors believes that the adoption of the proposed Plan will enable the Corporation and Bank to attract, motivate, reward and retain key management personnel upon whom the continued success of the Corporation and the Bank depends. The following is a general description of the Plan and is qualified by reference to the specific terms of the Plan as set forth in Appendix II.

General description of the Plan

     The Plan affords to executive officers of the Bank and Corporation an opportunity to acquire or increase their proprietary interest in the Corporation by grants to such persons of options to purchase common stock of the Corporation. Those officers (the "Optionees") who would be eligible to participate in the Plan as of January 31, 1997, consist of Raymond E. Graves, President and C.E.O. of the Corporation and the Bank, James A. Deer, Executive Vice-President of the Bank and Secretary/Treasurer of the Corporation, Philip
W. Kinley, Vice-President and C.F.O. of the Bank and Vice-President of the Corporation, Bruce J. Beck, Senior Vice-President in charge of the Bank's loan department, and James June, Vice-President in charge of the Bank's Branch Administration and Retail Products. Richard Sheaffer, Chairman of the Board of the Bank and Corporation is not included in the definition of executive officer for purposes of the Plan.

     The Plan shall be administered by a committee composed of the Corporation's Board of Directors, excluding those directors who are employees of the Bank or Corporation and those otherwise disqualified. The committee may grant options to any eligible individual subject to the limitations as stated in the terms of the Plan, and shall on an annual basis determine the number of shares for which an Optionee will have an option. The committee shall have sole discretion and authority to determine from time to time the individuals to whom options may be granted, the number of shares of stock to be subject to each option, the period during which such option may be exercised and the price at which such option may be exercised.

     The Plan contains several limitations relating to the granting and exercise of options by Optionees. The aggregate number of shares of common stock with respect to which options may be granted during the term of the Plan may not exceed 50,000. Shares with respect to which options may be granted may be either authorized and unissued shares or treasury shares. Also, the aggregate fair market value of shares, with respect to which such options are exercisable for the first time by an Optionee during any calendar year may not exceed $100,000. Although Optionees are not required to make payment to the Corporation for their options (other than the value of their services), Optionees will be required to pay an option exercise price, not less than the market value of the stock on the date the option is granted. The market value of a share of common stock of the Corporation as of January 31, 1997 was $56.50.

     An option, subject to certain exceptions and to the discretion of the Committee, may not be exercised within a period of five years from the date it was granted. An exception to the vesting schedule will operate to shorten the vesting time. Among the exceptions to the vesting schedule are the Optionee's attaining the age of 65, the death or total disability of an Optionee, and a change in corporate control as defined as the term "applicable event" is defined in the Plan. No option under the Plan may be exercised more than ten years from the date it is granted.

     The Plan also contains several other provisions. Among these are provisions addressing the procedures for an Optionee to exercise options, including the applicable time periods for exercising options where an exception to the vesting schedule has occurred; antidilution of shares; the forms in which an Optionee may pay an exercise price; and the nontransferability of options by an Optionee.

     The Plan shall terminate, if not sooner, upon the tenth anniversary of its effective date. The proceeds received by the Corporation from the sale of stock under the Plan shall be used for general corporate purposes. The Board of Directors of the Corporation may at any time and from time to time and in any respect amend, modify, or terminate the Plan, with the exception of certain amendments for which shareholder approval is required under Commission or Internal Revenue Service rules.

     The exact amount of the benefits that may be received by eligible officers under the Plan cannot be determined at the present time as it is dependent upon the discretion of the Committee administering the Plan and the future market value of the Corporation's stock during the term of the Plan.

Federal Income Tax Consequences

     The Plan meets the requirements for an Incentive Stock Option Plan under
Section 422 of the Internal Revenue Code. For plans meeting the requirements of this Section there are no federal income tax consequences at the time the options are granted or at time they are exercised. Therefore, there will be no federal income tax consequences to the Corporation or Optionees upon the granting or exercise of Options under the Plan. However, an Optionee exercising a stock option may recognize taxable income for federal income tax purposes if he is then subject to the alternative minimum tax, or if he immediately resells shares purchased by exercising the option. In addition, an Optionee who exercises an option and later resells the shares purchased with the exercise before the first anniversary of the date the option was granted would be forced to recognize part of the proceeds as taxable compensation. In either case, the Corporation would be entitled to deduct an amount equal to the taxable income recognized by the Optionee.

     Approval of this Proposal will require the affirmative vote of holders of record of a majority of shares represented in person or by proxy at the Meeting and entitled to vote.

     THE BOARD OF DIRECTORS OF THE CORPORATION HAS VOTED UNANIMOUSLY IN FAVOR OF THE PROPOSED INCENTIVE STOCK OPTION PLAN AND UNANIMOUSLY RECOMMENDS APPROVAL AND ADOPTION OF SUCH PROPOSAL BY THE CORPORATION'S SHAREHOLDERS.

                               EXECUTIVE OFFICERS

The following information is furnished concerning executive officers of the Corporation and the Bank:

    Name                   Age                         Position and Business Background
    ----                   ---                         --------------------------------
Richard Sheaffer           54               Mr. Sheaffer is Chairman of the Board of Directors of the
                                            Corporation and the Bank and has served in such position since
                                            1990. He was first elected as a Director of the Bank in 1976.

Raymond E. Graves          44               Mr. Graves is President and Chief Executive Officer of the
                                            Corporation and the Bank and has served in such position since
                                            1986. He joined the Bank in 1985 as Executive Vice-President, coming from a bank in Illinois as its President.

James A. Deer              43               Mr. Deer has served as Executive Vice-President of the Bank since 1993 and also serves as Secretary/Treasurer of the
                                            Corporation. He joined the Bank in 1985 and served as a real estate loan officer from 1985 to 1987 and as Cashier/CFO from
                                            1987 to 1993.

Philip Kinley              37               Mr. Kinley serves as Vice-President of the Corporation and
                                            Vice-President/Chief Financial Officer of the Bank.  He joined the Bank in 1984 and served as a loan officer.  In 1989 he became the Bank's Branch Administrator and Personnel
                                            Director. He was named Vice-President/Cashier in 1992 until
                                            1995 when he assumed his present position.

Bruce J. Beck              45               Mr. Beck, a practicing attorney, serves as Senior Vice-President in charge of the loan department of the Bank having joined the
                                            Bank in that capacity in 1995.  Prior thereto, he was the Bank's outside legal counsel and  a partner in the law firm of Burson and Beck, Carey, Ohio.

James June                 55               Mr. June joined the Bank as an Assistant Vice-President in 1994 and in 1995 became a Vice-President in charge of Branch
                                            Administration and Retail Products.  Prior to 1994, he served as a branch manager for the Tiffin Avenue office of Society
                                            National Bank in Findlay, Ohio.

                             EXECUTIVE COMPENSATION

     The following table sets forth information as to the compensation paid or accrued by the Corporation or the Bank during 1994, 1995 and 1996 for Mr. Raymond E. Graves, President and Chief Executive Officer of the Corporation. No other executive officer of the Corporation or the Bank received compensation for services to the Corporation or the Bank during 1996 in excess of $100,000.

--------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                                                                   Long Term        All Other
                                                                                                  Compensation     Compensation
                                                       Annual Compensation                            Awards            (2)
--------------------------------------------------------------------------------------------------------------------------------
Name and Principal       Year     Salary ($)(1)     Bonus ($)    Other Annual     Restricted
    Position                                                     Compensation        Stock
                                                                    ($)(2)         Awards ($)       Options ($)
Raymond E. Graves,       1996      120,270.88      17,039.96          N/A             N/A               N/A             373.77
President and Chief      1995      115,676.14      17,961.15          N/A             N/A               N/A             268.21
Executive Officer        1994      100,761.74      13,238.76          N/A             N/A               N/A               N/A

----------------------

(1) Mr. Graves salary includes fees received by him for services as a Director of the Corporation in 1996 and as a Director for the Bank in 1995 and 1994 of $4,800; $4,800; and $5,200, respectively.

(2) Amount accrued pursuant to the Bank's supplementary executive retirement plan described below.

                    SUPPLEMENTARY EXECUTIVE RETIREMENT PLAN

     In an effort to attract, reward, motivate and retain the most qualified people available, the Bank has provided certain executive officers with a retirement and death benefit plan that will supplement those benefits available under the Bank's qualified benefit plans. This plan was adopted in 1995 and was designed to provide the following executives with annual retirement benefits initially equal to a minimum percent of each executive's respective salary for the year prior to retirement, payable for life. The amount of each annual benefit is indexed to the financial performance of an insurance policy over a selected opportunity rate and is designed to increase each year.

                  Name of Executive                                    Position
                  -----------------                                    --------
                  Raymond E. Graves                                    President and Chief Executive Officer
                  James A. Deer                                        Executive Vice-President
                  Philip Kinley                                        Vice-President/Chief Financial Officer

     The plan is zero percent vested until the 6th year of employment, and vesting increases 20% annually thereafter, reaching 100% vesting after 10 full years of continuous employment. The Bank's obligations under this plan are unfunded; however, the Bank has purchased life insurance policies on each executive that are actuarially designed to offset the annual expenses associated with the plan and will, given reasonable actuarial assumptions, provide a complete recovery of all plan costs. All three above named executives are presently 100% vested in the plan.

     The death benefit for each executive is an endorsement of 80% of the net-at-risk life insurance portion of each of the life insurance policies purchased to recover the retirement plan's costs.

     For the year 1996, expenses of $2,433.33 were accrued to account for this obligation

          INDEBTEDNESS OF AND TRANSACTIONS WITH OFFICERS AND DIRECTORS

     The Bank has had and expects to have transactions in the ordinary course of business with Directors, officers and principal shareholders of the Corporation and the Bank and associates of such persons on substantially the same terms as those prevailing at the same time for comparable transactions with others. The Bank, in 1996, did consult the law firm of Shumaker, Loop & Kendrick, LLP in which Director Edwin Emerson is a partner, on a case by case basis. The Bank has also utilized the services of Certified Appraisal Service on a case by case basis, which is a subsidiary of Bill Gillen Realty, Inc., whose president is Director William Gillen.

     The Bank has had and expects to have banking transactions in the ordinary course of business with directors, officers and principal shareholders of the Corporation and the Bank and associates of such persons on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons and that do not involve more than normal risk of collectability or present other unfavorable features. Loans to Directors and executive officers, including their immediate families and companies in which they are principal owners, totaled $1,883,877.00 or 13.1% of total shareholders' equity at December 31, 1996. The nature and amount of such indebtedness and transactions during 1996 is such that no disclosure is required for any individual items.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Corporation has engaged the firm of Crowe, Chizek and Company, LLP, Independent Certified Public Accountants, Columbus, Ohio to report upon the consolidated financial statements included in the Annual Report submitted herewith. A representative from said firm will be in attendance at the Annual Meeting, will have the opportunity to make a statement if desired, and will be available to respond to any questions from those in attendance. The Corporation has not yet selected an accounting firm to report upon its 1997 financial statements, although it intends to again engage Crowe, Chizek and Company, LLP for such purpose.

                                 OTHER BUSINESS

     Management of the Corporation does not know of any other business that may be presented at the Annual Meeting. If any matter not described herein should be presented for shareholder action at the Meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their best judgment.

       SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 1998 ANNUAL MEETING

     The Board of Directors requests that any shareholder proposals intended for presentation at the 1998 Annual Meeting be submitted in writing to Raymond
E. Graves, President, at the Corporation's office located at 118 South Sandusky Avenue, Upper Sandusky, Ohio 43351, by no later than November 10, 1997 for consideration for inclusion in the Corporation's proxy materials for such meeting.

                              FINANCIAL STATEMENTS
                       AND OTHER CORPORATION INFORMATION

     The following audited financial statements of the Corporation are being furnished to shareholders of the Corporation as part of the Corporation's 1996 Annual Report and are hereby incorporated by reference: Consolidated Balance Sheets as at December 31, 1995 and 1996; Consolidated Statements of Income for the years December 31, 1995 and 1996; Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 1995 and 1996; Consolidated Statements of Cash Flows for the years ended December 31, 1995 and 1996; and the accompanying notes to such statements. Also incorporated by reference herein from the Corporation's 1996 Annual Report are the sections entitled "Description of Business," "Management's Discussion and Analysis of Financial Condition and Results of Operation," and "Report of Independent Auditors".

     A copy of the Corporation's 1996 Annual Report is being delivered with this Proxy Statement.

                                             By Order of the Board of Directors


Dated: March 13, 1997                        James A. Deer
                                             Secretary/Treasurer

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE
COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A RETURN ENVELOPE IS PROVIDED.

                         APPENDICES TO PROXY STATEMENT

APPENDIX I - Current and Proposed Articles of Incorporation of Commercial
             Bancshares, Inc.

APPENDIX II - Proposed Incentive Stock Option Plan

                                                                   APPENDIX I TO
                                                                 PROXY STATEMENT

                       CURRENT ARTICLES OF INCORPORATION

                                       OF

                          COMMERCIAL BANCSHARES, INC.

                          ---------------------------

     1. Name. The name of the Corporation shall be Commercial Bancshares, Inc.

     2. Principal Office. The place in the State of Ohio where the principal office of the Corporation is to be located is in the City of Upper Sandusky, County of Wyandot.

     3. Purpose. The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive, of the ORC.

     4. Authorized Shares. The number of shares that the Corporation is authorized to have outstanding is One Million (1,000,000), which shall be common shares with par value on $12.50 per share (the "Common Shares").

     5. Preemptive Rights. No holder of shares of the Corporation shall have any preemptive right to subscribe for or to purchase any shares of the Corporation of any class whether now or hereafter authorized.

     6. Purchases of Securities. The Board of Directors of the Corporation, without action by the shareholders, is hereby authorized to use and apply the Corporation's surplus, however created or arising, or any part thereof, at any time or from time to time in the purchase or acquisition of shares of any class, voting trust certificates for shares, bonds, debentures, notes, scrip, warrants, obligations, evidences of indebtedness of the Corporation or other securities of the Corporation, to such extent or amount and in such manner and upon such terms as the Board of Directors of the Corporation shall deem expedient and as shall be agreed upon by the holder of the securities to be purchased or acquired, to the extent not prohibited by law.

     7. Special Voting Requirements. Except as these Articles or the Code of Regulations of the Corporation may otherwise provide and notwithstanding any provision in Sections 1701.01 to 1701.98, inclusive, of the ORC requiring for any purpose the vote, consent, waiver or release of the holders of a designated portion (but less than all ) of the shares of any particular class, of each class, or of all classes of the issued and outstanding capital stock of the Corporation, the vote, consent, waiver or release of the holders of a majority of the shares of such class or classes will suffice for any such purpose.

     8. Waiver of Cumulative Voting. The shareholders of the Corporation may not vote cumulatively in the election of directors.

     9. Amendments. These Articles of Incorporation may be amended, repealed or added to at any meeting of shareholders called for that purpose by the affirmative vote of holders of record of shares entitling them to exercise a majority of the voting power of the Corporation in the election of directors, provided, however, that any amendment, repeal or addition to these Articles that would be subject to special voting provisions if adopted as an amendment, repeal or addition to the Code of Regulations of the Corporation shall be subject to such further special voting provisions as set forth in the Code of Regulations.

                       PROPOSED ARTICLES OF INCORPORATION

                                       OF

                          COMMERCIAL BANCSHARES, INC.

                          ----------------------------

     1. Name. The name of the Corporation shall be Commercial Bancshares, Inc.

     2. Principal Office. The place in the State of Ohio where the principal office of the Corporation is to be located is in the City of Upper Sandusky, County of Wyandot.

     3. Purpose. The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive, of the ORC.

     4. Authorized Shares. The number of shares that the Corporation is authorized to have outstanding is Four Million (4,000,000), which shall be common shares without par value (the "Common Shares").

     5. Preemptive Rights. No holder of shares of the Corporation shall have any preemptive right to subscribe for or to purchase any shares of the Corporation of any class whether now or hereafter authorized.

     6. Purchases of Securities. The Board of Directors of the Corporation, without action by the shareholders, is hereby authorized to use and apply the Corporation's surplus, however created or arising, or any part thereof, at any time or from time to time in the purchase or acquisition of shares of any class, voting trust certificates for shares, bonds, debentures, notes, scrip, warrants, obligations, evidences of indebtedness of the Corporation or other securities of the Corporation, to such extent or amount and in such manner and upon such terms as the Board of Directors of the Corporation shall deem expedient and as shall be agreed upon by the holder of the securities to be purchased or acquired, to the extent not prohibited by law.

     7. Special Voting Requirements. Except as these Articles or the Code of Regulations of the Corporation may otherwise provide and notwithstanding any provision in Sections 1701.01 to 1701.98, inclusive, of the ORC requiring for any purpose the vote, consent, waiver or release of the holders of a designated portion (but less than all ) of the shares of any particular class, of each class, or of all classes of the issued and outstanding capital stock of the Corporation, the vote, consent, waiver or release of the holders of a majority of the shares of such class or classes will suffice for any such purpose.

     8. Waiver of Cumulative Voting. The shareholders of the Corporation may not vote cumulatively in the election of directors.

     9. Amendments. These Articles of Incorporation may be amended, repealed or added to at any meeting of shareholders called for that purpose by the affirmative vote of holders of record of shares entitling them to exercise a majority of the voting power of the Corporation in the election of directors, provided, however, that any amendment, repeal or addition to these Articles that would be subject to special voting provisions if adopted as an amendment, repeal or addition to the Code of Regulations of the Corporation shall be subject to such further special voting provisions as set forth in the Code of Regulations.

                                                                  APPENDIX II TO
                                                                 PROXY STATEMENT

                           COMMERCIAL BANCSHARES INC.
                             1997 STOCK OPTION PLAN

                                   ARTICLE I
                                  DEFINITIONS

Section 1.1 Definitions: As used herein, the following terms shall have the meaning set forth below, unless the context clearly requires otherwise:

(a) "Applicable Event" shall mean (i) the expiration of a tender offer or exchange offer (other than an offer by the Company) pursuant to which more than 30% of the Company's issued and outstanding stock has been purchased, or (ii) the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is not the surviving entity, an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation), or the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is the surviving entity, pursuant to which more than 30% of the Company's issued and outstanding stock has been transferred.

(b) "Bank" shall mean the Commercial Savings Bank, and any subsidiary of Commercial Bancshares Inc.

(c) "Committee" shall mean a Committee consisting of all members of the Board of Directors of the Company, who are not employees of the Bank or the Company, or otherwise disqualified.

(d) "Company" shall mean Commercial Bancshares Inc.

(e) "Director" shall mean a member of the Board of Directors of the Company

(f) "Effective Date" with respect to the Plan shall mean the date specified in
    Section 2.3 as the Effective Date.

(g) "Fair Market Value" with respect to a share of Stock shall mean the fair market value of the Stock, as determined by application of such reasonable valuation methods as the Committee shall adopt or apply. The Committee's determination of Fair Market Value shall be conclusive and binding on the Company and the Optionee.

(h) "Option" shall mean an option to purchase Stock granted pursuant to the provisions for the Plan. Options granted under the Plan shall be Incentive Stock Options, except to the extent Options shall be treated as non-qualifying Options by reason of Section 5.3. An Incentive Stock Option shall mean an Option to purchase shares of Stock which is designated as an Incentive Stock Option by the Committee and is intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

(i) "Optionee" shall mean an executive, officer or employee of the Bank or the Company to whom an Option has been granted.

(j) "Plan" shall mean the Commercial Bancshares Inc. 1997 Stock Option Plan, the terms of which are set forth herein.

(k) "Stock" shall mean the Common Stock of the Company or, in the event that the outstanding shares of Stock are changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

(l) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock pursuant to the terms of the Plan.

                                   ARTICLE II
                                    THE PLAN

Section 2.1 Name. This plan shall be known as the "Commercial Bancshares Inc. 1997 Stock Option Plan."

Section 2.2 Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to executive officers of the Company and the Bank an opportunity to acquire or increase their proprietary interest in the Company by the grant to such persons of Options under the terms set forth herein. By encouraging such persons to become owners of the Company, the Company seeks to attract, motivate, reward and retain those highly competent individuals upon whose judgment, initiative, leadership and efforts the success of the Company depends.

Section 2.3 Effective Date and Term. The Plan was approved by the Board of Directors of the Company on ________ and shall be effective retroactively on ________ as approved by a majority of the shareholders of the Company present in person or by proxy at the meeting of shareholders of the Company held on ________. The Plan shall terminate upon the tenth anniversary of the Effective Date.

                                  ARTICLE III
                                 ADMINISTRATION

Section 3.1 Administration.

(a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from time to time the individuals to whom Options may be granted, the number of shares of Stock to be subject to each Option, the period during which such Option may be exercised and the price at which such Option may be exercised.

(b) Meetings of the Committee shall be held at such times and places as shall be determined from time to time by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the vote of a majority of those members present at any meeting shall decide any question brought before the meeting. In addition, the Committee may take any action otherwise proper under the Plan by a written action without a meeting, approved in writing, by all of the members.

(c) No members of the Committee shall be liable for any act or omission of any other member of the Committee or for any act of omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretations and application with respect to the Plan or Option granted thereunder shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

Section 3.2 Company Assistance. The Company and the Bank shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment and such other pertinent facts as the Committee may require. The Company and the Bank shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE IV
                                   OPTIONEES

Section 4.1 Eligibility. Executive officers of the Company and the Bank shall be eligible to participate in the Plan. The Committee may grant Options to any eligible individual subject to the provisions of Section 5.1.

                                   ARTICLE V
                        SHARES OF STOCK SUBJECT TO PLAN

Section 5.1 Grant of Options and Limitations.

(a) Initial Plan Year. Upon approval of the Plan, the Committee may grant Options to such executive officers as are designated by the Committee for the number of shares of Stock determined by the Committee.

(b) Subsequent years. After the Effective Date, current optionees and such other individuals as are designated by the Committee shall be eligible to receive Options for the number of shares of Stock determined by the Committee.

(c) Stock Available for Options. Subject to adjustment pursuant to the provisions of Section 8.3 hereof, the aggregate number of shares with respect to which Options may be granted during the term of the Plan shall not exceed 50,000 shares of Company Stock determined as of the Effective Date. Shares with respect to which Options may be granted may be either authorized and unissued shares or shares issued and thereafter acquired by the Company.

(d) Limit on Annual Grants. The maximum number of shares of Stock with respect to which Options may be granted to a single Optionee during any one calendar year shall be limited to 50,000 shares.

Section 5.2 Options Under the Plan. Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for grant hereunder. If Options granted hereunder shall expire, terminate or be canceled for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such Option expiration, termination or cancellation relates.

Section 5.3 Limitation on Exercisability. The aggregate fair market value of the shares (under all plans of the Company), with respect to which such Options are exercisable for the first time by an Optionee during any calendar year may not exceed $100,000. The aggregate fair market value of the shares is determined at the date of grant.

To the extent this $100,000 limitation would otherwise be exceeded, by reason of accelerated vesting under Sections 6.4 or otherwise, the Option shall be deemed to consist of Incentive Stock Options for the maximum number of shares which may be covered by Incentive Stock Options pursuant to this paragraph, and non-qualifying stock options for the remaining shares subject to the Option.

                                   ARTICLE VI
                                    OPTIONS

Section 6.1 Option Grant and Agreement. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of at least a majority of the members of the Committee and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee. The Stock Option Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

Section 6.2 Option Price. The exercise price of the Stock subject to each Option shall not be less than the Fair Market Value of the Stock on the date the Option is granted. The option price for each Incentive Stock Option granted to an optionee, who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not be less than 110% of the Fair Market Value of the stock.

Section 6.3 Option Grant and Exercise Periods. No Option may be granted after the tenth anniversary of the Effective Date. The period for exercise of each Option shall be determined by the Committee, but in no instance shall such period extend beyond the tenth anniversary of the date of grant of the Option. The period of exercise for each Incentive Stock Option granted to an Optionee, who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not be more than 5 years from the date of grant of the Option.

Section 6.4 Option Exercise.

(a) The Company shall not be required to sell or issue shares under any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, upon exercise of any Option, the Company shall not be required to issued such shares unless the Committee has received evidence satisfactory to it to the effect that registration under the Act and applicable state securities laws is not required, unless the offer and sale of securities under the Plan is registered or qualified under the Act or applicable state laws. Any determination in this connection by the Committee shall be final, binding and conclusive . If shares are issued under any Option without registrations under the Act of applicable state securities laws, the Optionee may be required to accept the shares subject to such restriction on transferability as may in the reasonable judgment of the Committee be required to comply with exemptions from registrations under such laws. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act or applicable state securities laws. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

(b) Subject to Section 6.4(c) and such terms and conditions as may be determined by the Committee in its sole discretion upon the grant of an Option, an Option may be exercised in whole or in part and from time to time by delivering to the Corporate Secretary of the Company at its principal office written notice of intent to exercise the Option with respect to a specified number of shares.

(c) Unless the Committee determines otherwise at the time the Option is granted, an Option shall be exercisable according to the following vesting schedule:

        0% up to five years from the date of grant
        100% on or after five years from the date of grant

    Provided, however, that upon the earlier of (i) the Optionee's 65th birth date, (ii) the occurrence of an Applicable Event, (iii) the death of Optionee, (iv) or total disability of the Optionee, all Options granted to the Optionee shall be fully exercisable in accordance with terms of the Plan. For purposes of this Plan, an Optionee is totally disabled if he is receiving disability benefits under the Social Security Act as the result of a total and permanent disability, is determined to be totally disabled under any long-term disability plan sponsored by the Bank or Company, or if the Committee receives a satisfactory certification of the Optionee's total disability from a physician mutually acceptable to the Committee and the Optionee.

    At the discretion of the Committee, all or a portion of Options previously granted to a Participant can be amended to reduce the vesting schedule or immediately 100% vest such Options.

(d) Subject to such terms and conditions as may be determined by the Committee in its sole discretion upon grant of any Option, Payment for the shares to be acquired pursuant to exercise of the Option shall be made as follows:

    1. by delivering to the Company at its principal office a check payable to the order of the Company, in the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised; or

    2. by delivering to the Company at its principal office certificates representing Stock, duly endorsed for transfer to the Company, having an aggregate Fair Market Value as of the date of exercise equal to the amount of the Option price, for the number of shares of Stock with respect to which the Option is then being exercised; or

    3. by any combination of payments delivered pursuant to paragraphs (d)(1) and (d)(2) above.

    4. Alternatively, the Committee may permit the Optionee to pay for the shares issuable pursuant to the exercise of an Option by delivery of a signed, irrevocable notice of exercise, accompanied by payment in full of the Option Price by the Optionee's stockbroker (or other agent) and an irrevocable instruction to the Committee to deliver shares of Common Stock issuable upon exercise of the Option promptly to the stockbroker to be sold for the Optionee's account, provided that at the time of such exercise and resale, such exercise and resale would not subject the Optionee to liability under Section 16 (b) of the Securities Exchange Act of 1934.

Section 6.5 Rights as Shareholder. An Optionee shall have no rights as a Shareholder with respect to any share subject to such Option prior to the exercise of the Option and the purchase of such shares.

Section 6.6 Limited Rights. Within the earlier of (i) the occurrence of an Applicable Event, or (ii) 30 days following the date on which the Company obtains knowledge of and notifies an Optionee of an Applicable Event, an Optionee shall have the right (without regard to the limitation on the exercise of Options set forth in Section 6.4(c) of the Plan and similar limitations in the Stock Option Agreement) to exercise Options and then held, or to surrender unexercised Options in exchange for a cash amount. Such cash amount shall be equal to the product of (1) the number of shares of Stock subject to the Option, or portion thereof which is surrendered, multiplied by (2) the amount by which the highest price paid or to be paid per share pursuant to an Applicable Event exceeds the exercise price.

                                  ARTICLE VII
                TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

Section 7.1 Termination. The Plan shall expire with respect to the granting of Stock Options at the close of the business on ________. The Board of Directors of the Company may at any time and from time to time and in any respect amend, modify or terminate the Plan; provided, however, that no such action shall modify the terms or the Plan without the approval of holders representing a majority of the voting shares of stock of the Company, if such stockholder approval is required by Code Section 422 or IRS regulations thereunder, by Securities and Exchange Commission rules, or by the listing rules of any stock market on which the Company's stock is traded.

                                  ARTICLE VIII
                                 MISCELLANEOUS

Section 8.1 Nontransferability of Option. No Option may be transferred by an Optionee under any circumstances. During the lifetime of an Optionee the Option shall be exercisable only by the Optionee.

Section 8.2 Effect of termination of Employment or Death.

(a) If an Optionee's status as an employee of the Company or the Bank terminates for any reason, other than disability, before the date of expiration of Incentive Stock Options held by such Optionee, such Incentive Stock Options shall become null and void on the day three months following the date of such termination. For an Optionee who terminates employment with the Company due to disability, as defined in Internal Code Section 22
    (e) (3), the three month period specified in the prior sentence shall become one year.

(b) In the event of the death of an Optionee, the executors, administrators, legatees or distributes of the estate of the Optionee shall have the right to exercise any options which became exercisable prior to or on account of the Optionee's death but only within a period of twelve (12) months from the date of the Optionee's death (but in no event later than the termination date of the Option), after which time any unexercised portion of all outstanding options shall expire.

Section 8.3 Antidilution. The provisions of subsections (a) and (b) shall apply in the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or another entity by reason or any merger, consolidation, reorganization, recapitalization, reclassification, combination, stock split or stock dividend.

(a) The aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately.

(b) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving company is involved, each outstanding Option granted hereunder shall, subject to Section 6.6, terminate.

The Foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee and any such adjustment may provide for the elimination of fractional share interest.

Section 8.4 Application of Funds. The proceeds received by the Company from the sale of Stock pursuant to Options shall be used for general corporate purposes.

Section 8.5 Tenure. Nothing in the Plan or in any Option granted hereunder or in any Stock Option Agreement relating thereto shall confer upon any officer or employee, the right to continue in such position with the Company or the Bank.

Section 8.6 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or the Bank, nor shall the Plan preclude the Company or the Bank from establishing any other forms of incentive or other compensation for Directors, officers or employees of the Company or the Bank.

Section 8.7 No Obligation to Exercise Options. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

Section 8.8 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

Section 8.9 Singular, Plural Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include feminine.

Section 8.10 Headings, Etc., No Part of Plan. Headings of Articles and Section hereof are inserted for convenience of reference; they constitute no part of the plan.

Section 8.11 Governing Law. Except as otherwise required by law, the validity, construction and administration of this Plan shall be determined under the Laws of the State of Ohio.

Signed this ________ day of ____________ 1997.

                           COMMERCIAL BANCSHARES INC.


                           By: __________________________________
                               Chairman of the Board of Directors

                          COMMERCIAL BANCSHARES, INC.
                           118 SOUTH SANDUSKY AVENUE
                           UPPER SANDUSKY, OHIO 43351

            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
        APRIL 9, 1997. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     The undersigned, having received notice of the Annual Meeting of Shareholders of Commercial Bancshares, Inc. (the "Corporation") to be held at 4:30 p.m. local time on Wednesday, April 9, 1997, hereby designates and appoints Loren H. Dillon, Hazel D. Franks, and William T. Gillen, and each of them with authority to act without the others, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, par value of $12.50 per share, of Commercial Bancshares, Inc. that the undersigned would possess if personally present, such proxies being directed to vote as specified below and in their discretion on any other business that may properly come before the Meeting.

     1. ELECTION OF DIRECTORS.   To elect the following four (4) nominees as
                                 Class III Directors: JAMES A. DEER, HAZEL D.
                                 FRANKS, RAYMOND E. GRAVES, and  RICHARD
                                 SHEAFFER.

                           _____ FOR ALL NOMINEES (EXCEPT AS MARKED BELOW)

                           _____ WITHHOLD AUTHORITY FOR ALL NOMINEES

IF YOU WISH TO WITHHOLD AUTHORITY FOR INDIVIDUAL NOMINEE(S), ENTER THE NAME(S) ON THIS LINE :

------------------------------------------------------------------------------

     2. AMENDMENT OF ARTICLES OF INCORPORATION PROPOSAL. To consider and act upon a proposal to amend the Corporation's Articles of Incorporation to increase the number of authorized shares of Common Stock of the Corporation from 1,000,000 to 4,000,000; to eliminate par value for all shares, including those currently issued and outstanding, and to eliminate the Corporation's Stated Capital account.

           ____ FOR           ____ AGAINST              ____ ABSTAIN

------------------------------------------------------------------------------

     3. INCENTIVE STOCK OPTION PLAN PROPOSAL. To consider and act upon a proposal for the adoption of an Incentive Stock Option Plan for executive officers of the Bank and Corporation whereby such executive officers would be eligible to receive options to purchase shares of the Corporation pursuant to the terms of the Plan.

           ____ FOR           ____ AGAINST              ____ ABSTAIN

------------------------------------------------------------------------------

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF THE NAMED NOMINEES AND FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION AND FOR THE INCENTIVE STOCK OPTION PROPOSAL.

     THIS PROXY WILL BE VOTED: (1) AS DIRECTED ON THE MATTERS LISTED ABOVE; (2) IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATION WHERE A CHOICE IS NOT SPECIFIED; AND (3) IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                        PROXY CONTINUED ON REVERSE SIDE

     The undersigned reserves the right to revoke this Proxy at any time prior to the Proxy being voted at the Meeting. The Proxy may be revoked by delivering a signed revocation to the Corporation at any time prior to the Meeting, by submitting a later-dated Proxy, or by attending the Meeting in person and casting a ballot. The undersigned hereby revokes any proxy previously given to vote such shares at the Meeting.

                                   Dated:__________________________________

Number of Shares________________   ________________________________________
                                   Printed Name of Shareholder

                                   ________________________________________
                                   Signature of Shareholder

                                   ________________________________________
                                   Signature of Shareholder

                                   Please sign Proxy as your name appears on your stock certificate(s). JOINT OWNERS SHOULD EACH SIGN PERSONALLY. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title as such.


   PLEASE COMPLETE, SIGN, DATE, AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.